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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

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Date of Report (Date of earliest event reported): October 5, 1998 (October 2,
1998)


                           SOUTHSIDE BANCSHARES CORP.
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             (Exact name of registrant as specified in its charter)


                                    MISSOURI
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                 (State or other jurisdiction of incorporation)


       0-10849                                              43-1262037
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(Commission File Number)                       (IRS Employer Identification No.)



                 3606 GRAVOIS AVENUE, ST. LOUIS, MISSOURI 63116
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (314) 776-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On October 2, 1998, Southside Bancshares Corp. issued a press release, attached hereto as Exhibit 99(i) (a), announcing a 3 for 1 stock split.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED - Not applicable

(b)     PRO FORMA FINANCIAL INFORMATION - Not applicable

(c)     EXHIBITS - The following exhibits are included with this Report:

         Exhibit 99(i)(a)                   3 for 1 stock split


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SOUTHSIDE BANCSHARES CORP.
                                                --------------------------------
                                                (Registrant)




October 5, 1998                                   By: /s/ Thomas M. Teschner
                                                     ---------------------------
                                                      Thomas M. Teschner,
                                                      President and Chief
                                                      Executive Officer



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                                  EXHIBIT INDEX


Reg. S-K
Item 601
Exhibit No.                          Exhibit                              Page
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Exhibit 99(i)(a)    3 for 1 stock split....................................5






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                                Exhibit 99(i)(a)

























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SOUTHSIDE BANCSHARES CORP.                                        NEWS RELEASE
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                           NEWS FOR IMMEDIATE RELEASE


Contact:     Joseph W. Pope              Traded:           NASDAQ/SCM
             (314) 776-7000 or           Symbol:           SBCO
             (314) 577-6628


                     SOUTHSIDE ANNOUNCES 3 FOR 1 STOCK SPLIT

St. Louis, October 2, 1998 - Southside Bancshares Corp. ("the Company") announced today its Board of Directors approved a three for one stock split, payable in the form of a stock dividend of two shares of common stock for each common share currently outstanding. The additional shares are to be distributed on November 15, 1998 to shareholders of record on November 2, 1998. The Company also reported the fourth quarter dividend will be eight cents per common share payable on December 15, 1998 to shareholders of record on December 8, 1998. The fourth quarter dividend represents a nine percent increase over the 1998 third quarter dividend, on a post-split equivalent basis. This marks the eleventh consecutive increase in the Company's quarterly dividend.

"This stock dividend and the increase in the fourth quarter cash dividend both demonstrate the Company's commitment to enhancing shareholder value, " said Mr. Thomas M. Teschner, President and Chief Executive Officer of Southside Bancshares Corp.









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